UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): September 8, 2004


                       Renegade Venture (NEV) Corporation
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Nevada                    000-28575                   84-1108499
         ------                    ---------                   ----------
       (State of                (Commission File             (IRS Employer
     Incorporation)                 Number)               Identification No.)

                                6901 S. Park Ave.
                                Tucson, AZ 85706
                                ----------------
                    (Address of principal executive offices)

                                 (520) 294-3481
                                 --------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange ct (17 CFR 240.14d-2(B))

|_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 3.02. Unregistered Sales of Equity Securities

Pursuant to the "safe harbor" private offering exemption provided by Rule 506 of Regulation D under Section 4(2) of the Securities Act of 1933 (the "Act"), on September 3, 2004, in exchange for One Million One Hundred Thousand Dollars ($1,100,000.00) the Company sold 2,115,386 shares of the Company's common stock (purchase price of $0.52 per share), Class A warrants to purchase 1,057,693 shares of the Company's common stock (exercise price of $1.00 per share), and Class B warrants to purchase 1,057,693 shares of the Company's common stock (exercise price of $1.36 per share) (the "Offering"). The amount of Common Stock outstanding immediately after the Offering is 30,250,386 shares.

The Company also issued the following warrants as part of the commissions paid in connection with the Offering: (i) warrants to purchase 158,654 shares of the Company's common stock at an exercise price of $0.52 per share; (ii) warrants to purchase 79,327 shares of the Company's common stock at an exercise price of $1.00 per share; and (iii) warrants to purchase 79,327 shares of the Company's common stock at an exercise price of $1.36 per share.

For purposes of the exemption, the Company relied upon (i) certain representations and warranties of the investors in the Offering (the "Investors") made pursuant to the agreements executed in connection with the Offering that the Investors are Qualified Institutional Accredited Investors (as that term is defined in the Securities Act of 1933; and (ii) its own independent investigation to confirm that the Investors are indeed Qualified Institutional Accredited Investors.

The Investors are entitled to certain registration rights as provided in the Subscription Agreement made an Exhibit to this Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

c. Exhibits. The following exhibit is filed herewith:


Exhibit No.                   Document
-----------    -------------------------------------

3.02           Form of Subscription Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2004
                                             Renegade Venture (NEV) Corporation
                                             (Registrant)

                                             By: /s/ John Sawyer
                                             -----------------------------------
                                             Name:   John Sawyer
                                             Title:  President